UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 22, 2013

TOWER INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-34903	27-3679414
(State or Other	(Commission	(IRS Employer
Jurisdiction of	File Number)	Identification No.)
Incorporation)

17672 Laurel Park Drive North, Suite 400E, Livonia, Michigan	48152
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (248) 675-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Term Loan and Guaranty Agreement

On April 23, 2013, Tower International, Inc. (“Parent”) entered into a Term Loan and Guaranty Agreement, dated as of April 23, 2013 (the “Term Loan Credit Agreement”), by and among Tower Automotive Holdings USA, LLC (the “Borrower”), Parent, Tower Automotive Holdings I, LLC (“Holdco”), Tower Automotive Holdings II(a), LLC, Tower Automotive Holdings II(b), LLC and certain other domestic subsidiaries of Parent as Guarantors, each of the financial institutions from time to time party thereto as lenders, and Citibank, N.A., as administrative agent (in such capacity, the “Agent”) for the lenders.

The Term Loan Credit Agreement provides for a term loan to the Borrower in the aggregate amount of $420,000,000. The maturity date for the term loan is April 23, 2020.

The term loan will be used to (i) fund the settlement of the Borrower’s and TA Holdings Finance, Inc.’s (collectively, the “Company”) previously announced cash tender offer (the “Tender Offer”) to purchase up to $275,992,000 of the Company’s outstanding 10.625% Senior Secured Notes due 2017 (the “Notes”), (ii) pay transaction fees and expenses and (iii) satisfy the anticipated redemption of up to $86,000,000 aggregate principal amount of Notes pursuant to the terms of the indenture governing the Notes.

The term loan will bear interest at (i) an alternate base rate (which is the highest of the Prime Rate, the Federal Funds Effective Rate plus 1/2% and the Adjusted LIBO Rate (as each such term is defined in the Term Loan Credit Agreement) for a one month interest period plus 1%) plus a margin of 3.50% or (ii) the Adjusted LIBO Rate (calculated by multiplying the applicable LIBOR rate by a statutory reserve rate, with a floor of 1.25%) plus a margin of 4.50%.

The obligations of the Borrower under the Term Loan Credit Agreement are guaranteed by Parent, on an unsecured basis, and certain of Parent’s direct and indirect domestic subsidiaries, on a secured basis. The obligations of the Borrower under the Term Loan Credit Agreement are secured by the same assets of the Borrower and the subsidiary guarantors that secure the Notes.

The Term Loan Credit Agreement contains customary covenants applicable to certain of Parent’s subsidiaries. The Term Loan Credit Agreement contains a financial maintenance covenant ratio (the “Total Net Leverage Ratio”), pursuant to which the ratio of Total Net Debt to Consolidated EBITDA (each as defined in the Term Loan Credit Agreement) of Holdco and its domestic subsidiaries may not exceed 3.75 to 1.00, measured on the last day of each fiscal quarter.

The Term Loan Credit Agreement includes customary events of default and amounts due thereunder may be accelerated upon the occurrence of an event of default.

The description of the Term Loan Credit Agreement herein is qualified in its entirety by reference to the full text of the Term Loan Credit Agreement, which is attached hereto as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

A copy of the press release announcing the Term Loan Credit Agreement and the completion of the Tender Offer is attached hereto as Exhibit 99.1 to this Current Report and incorporated by reference herein.

Amendment No. 1 to Revolving Credit Agreement

On April 22, 2013, the Borrower, Parent, Holdco, Tower Automotive Holdings II(a), LLC, Tower Automotive Holdings II(b), LLC and certain other domestic subsidiaries of Parent as Guarantors entered into an amendment (“Revolving Credit Agreement Amendment”) to the Amended and Restated Revolving Credit and Guaranty Agreement dated as of June 13, 2011, among the above-referenced entities, the lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent. The Revolving Credit Agreement Amendment, among other things, permits the incurrence of up to $430,000,000 of indebtedness under the Term Loan Credit Agreement and the granting of liens to secure such indebtedness.

The description of the Revolving Credit Agreement Amendment herein is qualified in its entirety by reference to the full text of the Revolving Credit Agreement Amendment, which is attached hereto as Exhibit 10.2 to this Current Report on Form 8-K and incorporated by reference herein.

Amendment No. 1 to Letter of Credit Facility Agreement

On April 22, 2013, the Borrower and Parent entered into an amendment (the “LC Facility Amendment”) to the Letter of Credit Facility Agreement dated as of June 13, 2011, among the Borrower, Parent, JPMorgan Chase Bank, N.A., as L/C participant and JPMorgan Chase Bank, N.A., as administrative agent and issuing lender. The LC Facility Amendment, among other things, permits the incurrence of up to $430,000,000 of indebtedness under the Term Loan Credit Agreement and the granting of liens to secure such indebtedness.

The description of the LC Facility Amendment herein is qualified in its entirety by reference to the full text of the LC Facility Amendment, which is attached hereto as Exhibit 10.3 to this Current Report on Form 8-K and incorporated by reference herein.

Item 2.03     Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 8.01.	Other Events.

On April 23, 2013, Parent issued a press release announcing the Term Loan Credit Agreement and the completion of the Tender Offer. The expiration date for the Tender Offer was 12:01 a.m., New York City time, on April 22, 2013, pursuant to the Company’s Offer to Purchase, dated March 15, 2013, as such Offer to Purchase was amended by Parent’s press release dated April 5, 2013, and the related Letter of Transmittal.

A copy of the press release announcing the Term Loan Credit Agreement and the completion of the Tender Offer is attached hereto as Exhibit 99.1 to this Current Report and incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d)

Exhibit 10.1	Term Loan and Guaranty Agreement, dated as of April 23, 2013, by and among Tower Automotive Holdings USA, LLC, as borrower, the Registrant, Tower Automotive Holdings I, LLC, Tower Automotive Holdings II(a), LLC, Tower Automotive Holdings II(b), LLC and certain other domestic subsidiaries of Tower Automotive Holdings I, LLC as Guarantors, each of the financial institutions from time to time party thereto as lenders, and Citibank, N.A., as administrative agent for the lenders.

Exhibit 10.2	Amendment to the Amended and Restated Revolving Credit and Guaranty Agreement, dated as of April 22, 2013, by and among Tower Automotive Holdings USA, LLC, as borrower, the Registrant, Tower Automotive Holdings I, LLC, Tower Automotive Holdings II(a), LLC, Tower Automotive Holdings II(b) and certain other domestic subsidiaries of Tower Automotive Holdings I, LLC as Guarantors, each of the financial institutions from time to time party thereto as lenders, and JPMorgan Chase Bank, N.A., as administrative agent for the lenders.

Exhibit 10.3	Amendment to Letter of Credit Facility Agreement, dated as of April 22, 2013, among the Borrower, Parent, JPMorgan Chase Bank, N.A., as L/C participant and JPMorgan Chase Bank, N.A., as administrative agent and issuing lender.

Exhibit 99.1	Press release, dated April 23, 2013, announcing the Term Loan Credit Agreement and the completion of the cash tender offer for up to $275,992,000 aggregate principal amount of 10.625% Senior Secured Notes due 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOWER INTERNATIONAL, INC.

By: /s/ Jeffrey Kersten

Name: Jeffrey Kersten
Title: Senior Vice President and Corporate Controller

Dated: April 24, 2013

EXHIBIT INDEX

Exhibit No	Description

10.1	Term Loan and Guaranty Agreement, dated as of April 23, 2013, by and among Tower Automotive Holdings USA, LLC, as borrower, the Registrant, Tower Automotive Holdings I, LLC, Tower Automotive Holdings II(a), LLC, Tower Automotive Holdings II(b), LLC and certain other domestic subsidiaries of Tower Automotive Holdings I, LLC as Guarantors, each of the financial institutions from time to time party thereto as lenders, and Citibank, N.A., as administrative agent for the lenders.

10.2	Amendment to the Amended and Restated Revolving Credit and Guaranty Agreement, dated as of April 22, 2013, by and among Tower Automotive Holdings USA, LLC, as borrower, the Registrant, Tower Automotive Holdings I, LLC, Tower Automotive Holdings II(a), LLC, Tower Automotive Holdings II(b) and certain other domestic subsidiaries of Tower Automotive Holdings I, LLC as Guarantors, each of the financial institutions from time to time party thereto as lenders, and JPMorgan Chase Bank, N.A., as administrative agent for the lenders.

10.3	Amendment to Letter of Credit Facility Agreement, dated as of April 22, 2013, among the Borrower, Parent, JPMorgan Chase Bank, N.A., as L/C participant and JPMorgan Chase Bank, N.A., as administrative agent and issuing lender.

99.1	Press release, dated April 23, 2013, announcing the Term Loan Credit Agreement and the completion of the cash tender offer for up to $275,992,000 aggregate principal amount of 10.625% Senior Secured Notes due 2017.

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